Supplement to the
Fidelity® Strategic Income Fund
March 1, 2007 Prospectus

Effective September 4, 2007, the following information replaces the biographical information for Derek Young and Chris Sharpe found in the "Fund Management" section on page 23.

Derek Young is vice president and manager of Strategic Income Fund, which he has managed since July 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

FSN-07-01 August 9, 2007
1.479520.119